Cyxtera Management, Inc. Long-Term Incentive Plan	12 Months Ended
Dec. 31, 2020
Cyxtera Management Inc Long Term Incentive Plan [Abstract]
Cyxtera Management, Inc. Long-Term Incentive Plan

Note 12. Cyxtera Management, Inc. Long-Term Incentive Plan

On February 13, 2018, the Management Company adopted the Cyxtera Management, Inc. Long-Term Incentive Plan (the “LTI Plan”). The purpose of the LTI Plan is to retain key talent, attract new employees, align particular behavior with the common goals of profitability and revenue growth, provide incentive awards the value of which are tied to the equity value of SIS Holdings and to create an opportunity for certain key employees to participate in value creation. Certain employees of Appgate are participants under the LTI Plan.

Award units entitle the holder to share in the equity appreciation of SIS Holdings upon an exit event or an initial public offering (an “IPO”) of Cyxtera or its successor. Except in the case of an IPO, any payments in respect of the awards are expected to be made in cash. In an IPO, payment may be made in the stock of the IPO vehicle. Payout is estimated to range between $0 and $70.0 million, depending on a multiple based on the results of the exit event or IPO. While awards under the LTI Plan vest, to the extent there is no exit event or an IPO, the awards expire after seven years from the grant date. We have determined that no expense or liability should be recognized under this LTI Plan until an exit event or IPO occurs.

On July 29, 2021, Cyxtera consummated the Cyxtera Transaction and caused its subsidiaries to terminate or declare an “Early Settlement Event” under (resulting in the final settlement of) the LTI Plan and any award agreements thereunder, in each case, without liability to Appgate, Cyxtera, or any of their respective subsidiaries.